UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23688

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant's telephone number, including area code: (787) 764-1788

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2024 – February 28, 2025

Item 1. Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act"):

Puerto Rico Residents Tax-Free Fund, Inc.

2025
Semi-Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	17
Other Information	31
Privacy Policy	33

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

February 28, 2025 (Unaudited)

LETTER TO SHAREHOLDERS

March 31, 2025

Dear Shareholder:

Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the six-month period ended February 28, 2025.

After intense debate about the health of the economy and progress in the fight to lower inflation, the Federal Reserve (the “Fed”) commenced lowering interest rates at its September 2024 meeting. Overall, the Fed lowered the federal funds rate by a total of 1.00% during the last three meetings of calendar year 2024. Subsequently, the Fed did not change the federal funds range at its next two meetings in January and March of 2025. The federal funds rate closed the period in the range of 4.25% to 4.50%.

Fed members’ economic projections, released after the March 2025 meeting, project slower growth in GDP and slightly higher inflation than December 2024 projections. Two additional rate cuts are still the consensus amongst industry observers as inflation is projected to continue to decline in 2026 and beyond. The Fed has indicated that the current rate policy is appropriate as they assess the impact on the economy of President Trump’s economic agenda, including the implementation of tariffs. According to its statement, the Fed views the economy as continuing to expand at a solid pace. The Fed remains attentive to risks that could affect both sides of its dual mandate to maximize employment and keep inflation low, generally about 2% growth annually.

The yield of the 10-year U.S. Treasury note increased during the period, closing the period at 4.21% versus 3.90% at the beginning of the period. The yield of the 10-year note traded in a wide range during the period. Using Bloomberg month-end closing yields, the low was 3.78% in September 2024 (the beginning of the Fed easing cycle). The high was 4.57% in December 2024, after the Fed projected a slower pace of rate cuts and the market focused on the rolling out of new economic policies, including tariffs. The yield curve is no longer inverted. The spread of the 2-year U.S Treasury note versus the 10-year note was 0.22% at the end of the period versus -0.02% at the beginning of the period.

Uncertainty over the pace of subsequent rate cuts and the implementation of new economic policies, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within the Fund’s allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA
Chairman of the Board

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended February 28, 2025. The views and opinions in the letter were current as of March 31, 2025. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Semi-Annual Report | February 28, 2025	1

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

February 28, 2025 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its offerings of securities pending registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from September 1, 2024, to February 28, 2025:

Six-Month Period
Based on market price	-2.33%
Based on net asset value	-0.53%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends for the reporting period based on, net asset value (“NAV”) and market price as of February 28, 2025:

Dividend yield based on market	0.38%
Dividend yield based on NAV	0.87%
NAV as of February 28, 2025	$3.29
Market Price as of February 28, 2025	$1.44
Premium (discount) to NAV	(56.8%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the reporting period. All of the Fund’s dividends of $98,973 were paid from net investment income during the reporting period. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 10 to the semi-annual financial statements for a reconciliation of book and taxable income.

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Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

February 28, 2025 (Unaudited)

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of total investments) as of February 28, 2025. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation as of February 28, 2025

As of February 28, 2025, the largest Puerto Rico municipal bond holdings in the portfolio, representing 55.6%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. Even though interest rates increased, the valuation of the COFINA bonds increased during the period. Transfers to the trustee for the redemption of the bonds for the fiscal year 2025 commenced on July 1, 2024. As of October 2024, 100% of the required Puerto Rico sales and use (IVU) COFINA collections had been transferred to the trustee.

The Fund owns mortgage-backed securities (“MBS”) representing 2.9% of the portfolio. They include MBS issued and guaranteed by U.S. agencies, 2.6%, and certain Puerto Rico tax-exempt notes collateralized with U.S. agency MBS, 0.3%. The balance of the MBS decreased from the repayment of the underlying mortgages. The valuation of the MBS decreased slightly during the reporting period as interest rates increased across the yield curve.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. general obligation municipal bonds representing 32.6% and 9.0%, respectively, of the portfolio. The valuation of the U.S. agencies and U.S. general obligation municipal bonds decreased during the reporting period in response to higher interest rates.

The Fund’s NAV of the Fund remained constant during the period at $3.29. As discussed above, there was a net decrease in the valuation of the Fund’s portfolio. This decrease was offset by an increase in the undistributed net investment income. At period-end the Fund's indicated market value was at a 56.8% discount to its NAV, an increase from the discount of 55.0% at the beginning of the period.

Semi-Annual Report | February 28, 2025	3

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

February 28, 2025 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation (based on % of total investments) using various metrics as of period-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

Sales and Use Tax (PR)	55.6%
U.S. Agencies	32.6%
U.S. Municipal Bonds	9.0%
Mortgage-Backed Securities	2.6%
P.R. Tax Exempt Notes	0.3%
Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	58.4%
U.S.	41.6%
Total	100.0%

The following table shows the ratings of the Fund’s portfolio securities (based on % of total investments) as of February 28, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	% of Total Portfolio
AAA	35.5%
AA	3.9%
A	0.0%
BBB	5.1%
Below BBB	0.0%
Not Rated	55.5%
Total	100.0%

The “Not-Rated” category is comprised of new-issue COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the rating agencies pending a determination by the COFINA Board of Directors on the appropriate timing to apply for such rating. As of February 28, 2025, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

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Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

February 28, 2025 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue tax-exempt secured obligations (“TSOs”) in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

Semi-Annual Report | February 28, 2025	5

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

February 28, 2025 (Unaudited)

As of February 28, 2025, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$7,325,000
Leverage Ratio*	21.8%

Refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the semi-annual financial statements for further details on outstanding leverage during the period. Fund leverage increased by $1,075,000 during the period.

*	Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

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Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

February 28, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities (70.42%)
568,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.500%	07/01/34	$568,212
288,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.550%	07/01/40	288,952
2,120,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.750%	07/01/53	2,105,451
6,469,300	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	5.000%	07/01/58	6,495,386
6,079,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)	0.000%	07/01/46	2,034,401
5,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)	0.000%	07/01/51	1,456,492
2,933,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.329%	07/01/40	2,932,456
87,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.536%	07/01/53	86,335
2,405,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.784%	07/01/58	2,376,757
				18,344,442
Total Puerto Rico Government Instrumentalities
(Cost $17,994,401)				18,344,442

Government Bonds (41.33%)
US Government and Agency Obligations (26.24%)
$1,000,000	Federal Home Loan Bank(a)(d)	5.500%	10/07/44	$1,004,743
1,000,000	Federal Home Loan Bank(a)(d)	5.875%	10/21/44	1,000,133
1,500,000	Federal Home Loan Bank	5.800%	12/05/44	1,506,549
775,000	Federal Home Loan Bank(a)(d)	5.500%	07/15/36	849,363
2,475,000	Federal Home Loan Bank(a)(d)	5.200%	09/28/37	2,475,097
				6,835,885
US Government Sponsored Entities (15.09%)
1,000,000	Federal Farm Credit Banks Funding Corp. (a)(d)	2.090%	06/18/40	703,861

See Notes to Financial Statements.

Semi-Annual Report | February 28, 2025	7

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

February 28, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
US Government Sponsored Entities (15.09%) (continued)
$1,035,000	Federal Farm Credit Banks Funding Corp.(d)	3.050%	07/19/32	$955,567
1,100,000	Federal Farm Credit Banks Funding Corp.(d)	5.700%	10/25/27	1,144,804
1,000,000	Fannie Mae Note(d)	6.625%	11/15/30	1,125,594
				3,929,826
Total Government Bonds
(Cost $11,114,387)				10,765,711

Municipal Bonds (11.45%)
California (4.93%)
1,070,000	State of California, General Obligation Unlimited Bonds(a)	7.625%	03/01/40	1,284,542

Illinois (6.52%)
1,825,000	State of Illinois, General Obligation Unlimited Bonds, 2012 Series B(a)	5.432%	01/01/42	1,697,617

Total Municipal Bonds
(Cost $2,941,571)				2,982,159

Mortgage-Backed Securities (3.26%)
Puerto Rico GNMA Bonds(e) (0.21%)
50,000	GNMA Serial Pool 556254	6.500%	08/15/31	51,617
1,961	GNMA Pool 548495	7.000%	05/15/31	1,966
				53,583
Puerto Rico Freddie Mac Bonds(f) (0.24%)
28,008	FGLMC Pool A48515	6.000%	04/01/36	28,490
14,975	FGLMC Pool D78523	7.000%	02/01/27	15,712
18,699	FGLMC Pool C18249	7.000%	11/01/28	19,619
				63,821
Puerto Rico Fannie Mae Bonds(g) (2.81%)
21,184	FNMA Pool 849999	5.000%	01/01/36	21,401
448,785	FNMA Pool 909152	5.500%	02/01/38	458,634
159,242	FNMA Pool 909175	5.500%	04/01/38	162,737
9,326	FNMA Pool 589033	6.500%	08/01/31	9,609
12,087	FNMA Pool 627603	6.500%	11/01/31	12,453
21,386	FNMA Pool 626656	6.500%	03/01/32	22,033
20,834	FNMA Pool 523140	7.500%	04/01/30	21,236
908	FNMA Pool 536049	7.500%	10/01/30	905

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

February 28, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Fannie Mae Bonds(g) (2.81%) (continued)
$22,256	FNMA Pool 523139	8.000%	04/01/30	$23,065
				732,073
Total Mortgage-Backed Securities
(Cost $825,862)				849,477

Puerto Rico Tax Exempt Notes (0.43%)(h)
12,778	Community Endowment, Inc. - collateralized by FN536020	8.500%	05/01/30	12,985
30,851	Community Endowment, Inc. - collateralized by GN445569	7.000%	09/15/27	31,045
25,669	Community Endowment, Inc. - collateralized by GN445570	7.000%	09/15/27	25,722
33,688	Community Endowment, Inc. - collateralized by GN470920	7.000%	04/15/28	34,168
8,839	Community Endowment, Inc. - collateralized by FN536042	8.000%	09/01/30	9,281
				113,201
Total Puerto Rico Tax Exempt Notes
(Cost $111,894)				113,201

Total Investments (126.89%)
(Cost $32,988,115)				$33,054,990

Liabilities in Excess of Other Assets (-26.89%)				(7,004,510)
NET ASSETS (100.00%)				$26,050,480

(a)	Security may be called before its maturity date.
(b)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

Semi-Annual Report | February 28, 2025	9

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

February 28, 2025 (Unaudited)

(h)	Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
South Street Securities(a)	4.55%	02/06/2025	03/06/2025	$7,325,000
				$7,325,000

(a)	Reverse Repurchase Agreement with South Street Securities, $7,325,000 4.55% dated February 6, 2025, due March 6, 2025 (collateralized by U.S. government agencies and instrumentalities with a face amount of $7,985,000 and a fair value of $ 7,781,835; 2.09%-6.63%, with maturity dates from October 25, 2027, to December 21, 2044).

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Assets and Liabilities

February 28, 2025 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $7,482,901)	$7,781,835
Other securities, at fair value (cost $25,505,214)	25,273,155
$33,054,990
Cash and cash equivalents	196,197
Interest receivable	349,401
Prepaid and other assets	11,859
Total Assets	33,612,447

LIABILITIES:
Reverse repurchase agreements (cost $7,325,000)	7,325,000
Interest payable	21,293
Dividends payable	16,472
Payable to adviser	54,827
Payable to fund accounting and administration	13,617
Payable to transfer agency	2,160
Payable for compliance fees	531
Payable for custodian fees	162
Payable for audit fees	39,042
Other payables	88,863
Total Liabilities	7,561,967
Net Assets	$26,050,480

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – 98,000,000 shares authorized 7,919,405 issued and outstanding	$101,872,334
Accumulated deficit	(75,821,854)
Net Assets	$26,050,480

PRICING OF SHARES:
Net Assets	$26,050,480
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	7,919,405
Net asset value per share	$3.29

See Notes to Financial Statements.

Semi-Annual Report | February 28, 2025	11

Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Operations

For the six months ended February 28, 2025 (Unaudited)

INVESTMENT INCOME:
Interest	$988,812
Total Investment Income	988,812

EXPENSES:
Investment advisers fee	151,393
Accounting and administration fees	32,763
Compliance expense	2,309
Transfer agent expenses	4,387
Interest expense	175,041
Audit expenses	28,157
Legal expenses	309,894
Custodian fees	4,918
Director expenses	18,515
Printing expenses	117,979
Insurance fee	15,775
Other expenses	18,424
Total expenses before voluntary waiver	879,555
Less fees voluntarily waived by Investment Advisers	(110,360)
Total Expenses	769,195
Net Investment Income	219,617

UNREALIZED GAIN/(LOSS):
Net change in unrealized depreciation on:
Investments	(142,543)
Net change in unrealized depreciation	(142,543)
Net Unrealized Loss on Investments	(142,543)
Net Increase in Net Assets Resulting from Operations	$77,074

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2025 (Unaudited)	For the Year Ended August 31, 2024
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$219,617	$67,756
Net realized gain on investments	–	39,352
Net change in unrealized appreciation/(depreciation)	(142,543)	1,474,303
Net increase in net assets resulting from operations	77,074	1,581,411

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(98,973)	(197,924)
Net decrease in net assets from dividends	(98,973)	(197,924)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	2,000	4,067
Net increase in net assets from capital share transactions	2,000	4,067

Net Increase/(Decrease) in Net Assets	(19,899)	1,387,554

NET ASSETS:
Beginning of period	26,070,379	24,682,825
End of period	$26,050,480	$26,070,379

See Notes to Financial Statements.

Semi-Annual Report | February 28, 2025	13

Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Cash Flows

For the six months ended February 28, 2025 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$77,074
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(3,500,000)
Proceeds from disposition of investment securities	2,475,476
Amortization of premium and accretion of discount on investments, net	(69,135)
Net realized gain on:
Net change in unrealized depreciation on:
Investments	142,543
(Increase)/Decrease in assets:
Interest receivable	(7,921)
Prepaid and other assets	15,775
Increase/(Decrease) in liabilities:
Payable for interest expense	4,618
Payable to Advisers	41,035
Payable to fund accounting and administration fees	(3,321)
Payable to Transfer agency	(613)
Payable for Compliance fees	(1,136)
Payable for Custodian fees	(665)
Payable for Audit fees	(30,348)
Other payables	(105,619)
Net cash used in operating activities	$(962,237)

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(41,428,000)
Securities sold under reverse repurchase agreements	42,503,000
Cash distributions paid to common shareholders - net of distributions reinvested	(96,972)
Net cash provided by financing activities	$978,028

Net increase in cash and cash equivalents	$15,791
Cash and cash equivalents, beginning of period	$180,406
Cash and cash equivalents, end of period	$196,197

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$170,423

NON-CASH ACTIVITIES:
Reinvestment of dividends	$2,000

See Notes to Financial Statements.

14	(787) 764-1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund, Inc.	Financial Highlights

For a share outstanding during the periods presented

	For the Six Months Ended February 28, 2025 (Unaudited)		For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Net asset value - beginning of period	$3.29		$3.12	$3.22	$3.91	$3.71
Income/(loss) from investment operations:
Net investment income(a)	0.03		0.03	0.04	0.10	0.11
Net realized and unrealized gain/(loss)	(0.02)		0.17	(0.12)	(0.68)	0.21
Total income/(loss) from investment operations	0.01		0.20	(0.08)	(0.58)	0.32
Less distributions:
Dividends from net investment income	(0.01)		(0.03)	(0.02)	(0.11)	(0.12)
Total distributions	(0.01)		(0.03)	(0.02)	(0.11)	(0.12)
Net increase/(decrease) in net asset value	–		0.17	(0.10)	(0.69)	0.20
Net asset value - end of period	$3.29		$3.29	$3.12	$3.22	$3.22
Market value per share - end of period(b)	$1.44		$1.48	$1.12	$1.33	$3.91
Total Return - Net Asset Value(c)	0.38	%(d)	6.28%	(2.31%)	(15.03%)	9.48%
Total Return - Market Price(e)	(2.33	%)(d)	33.18%	(15.10%)	(45.76%)	14.77%
Supplemental Data:
Net assets, end of period (in thousands)	$26,050		$26,070	$24,683	$25,482	$30,937
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	6.80	%(h)	6.90%	5.63%	2.88%	2.78%
Ratio of net expenses to average net assets(g)(i)	5.95	%(h)	5.97%	4.72%	2.03%	1.67%
Ratio of gross operating expenses to average net assets(j)	5.45	%(h)	5.46%	4.66%	2.80%	2.74%
Interest and leverage related expenses to average net assets	1.35	%(h)	1.44%	0.97%	0.08%	0.04%
Ratio of net investment income to average net assets(i)	1.70	%(h)	0.27%	1.40%	2.86%	2.87%
Portfolio turnover rate	7.56	%(d)	0%	1.78%	0%	0%

See Notes to Financial Statements.

Semi-Annual Report | February 28, 2025	15

Puerto Rico Residents Tax-Free Fund, Inc.	Financial Highlights

For a share outstanding during the periods presented

(a)	Based on weekly average outstanding common shares of 7,919,118 for the period ended February 28, 2025, 7,917,877 for the year ended August 31, 2024, 7,916,865 for the year ended August 31, 2023, 7,912,812 for the year ended August 31, 2022, and 7,906,360 for the year ended August 31, 2021.
(b)	End of period and year end market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	Not annualized.
(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(f)	Based on average net assets attributable to common shares of $26,077,211 for the period ended February 28, 2025, $25,293,145 for the year ended August 31, 2024, $24,383,463 for the year ended August 31, 2023, $28,454,310 for the year ended August 31, 2022, and $30,175,808 for the year ended August 31, 2021.
(g)	Expenses include both operating and interest and leverage related expenses.
(h)	Annualized.
(i)	The effect of the expenses waived for the period ended February 28, 2025, and for the years ended August 31, 2024, August 31, 2023, August 31, 2022, and August 31, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.85%, 0.93%, 0.91%, 0.84% and 0.70% respectively.
(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

16	(787) 764-1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") and is registered as an investment company under the 1940 Act as of May 21, 2021. The Fund was incorporated on August 26, 1994, and commenced operations on January 12, 1995.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Subsequent to its registration under the 1940 Act, the Fund must register its future offering of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities pending its registration under the 1933 Act.

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, is the sole investment adviser to the Fund. Popular Asset Management LLC had been a co-investment adviser to the Fund until June 17, 2024, when it resigned. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At February 28, 2025, cash and cash equivalents consisted of a time deposit open account amounting to $196,197 with JPMorgan Chase Bank, N.A.

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance from the Investment Adviser (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund's Board of Directors (the "Board") in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

Semi-Annual Report | February 28, 2025	17

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period ended February 28, 2025, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

18	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (see Note 6).

(g)	Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank, N.A. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the six-month period ended February 28, 2025.

Semi-Annual Report | February 28, 2025	19

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the six-month period ended February 28, 2025, losses on mortgage-backed securities paydowns decreased interest income in the amount of $81 related to net realized gain on mortgage-backed securities paydowns (see Note 10).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss. There were no restructuring expenses throughout the year.

(j)	Operating Segments – In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (“ALCO”) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s financial statements. The accounting policies of the Fund are consistent with those described in the included Notes to Financial Statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(k)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

18	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

Semi-Annual Report | February 28, 2025	21

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

22	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$29,223,354	$–	$29,223,354
Municipal Bonds	–	2,982,159	–	2,982,159
Mortgage-Backed Securities	–	849,477	–	849,477
Total	$–	$33,054,990	$–	$33,054,990

There were no purchases, sales, or transfers into or out of Level 3 securities during the period ended February 28, 2025.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average weekly net assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the agreement. For the period ended February 28, 2025, the gross investment advisory fees amounted to $151,393. Total voluntarily waived fees amounted to $110,360 for a net fee of $41,033, of which $54,827 remains payable at period-end. There will be no recoupment of these voluntarily waived fees. Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Prior to its resignation, Popular Asset Management LLC provided advisory services in exchange for a fee calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in a separate investment advisory agreement with the Fund. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through May 31, 2025. The Fund will pay Popular Asset Management LLC $2,500 per month for these services.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the period ended February 28, 2025, the administration fees and transfer agency fees amounted to $32,763 and $4,387, of which $13,617 and $2,160 remains payable, respectively.

Semi-Annual Report | February 28, 2025	23

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the period ended February 28, 2025, the custody fees amounted to $4,918, of which $162 remains payable.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. Each Independent Director receives a stipend from the Fund of $1,000 for attendance at each regular Board meeting and shareholder meeting and up to $1,000 for attendance at each special Board meeting. The Independent Directors do not receive retirement or other benefits as part of their compensation. Three of the Independent Directors of the Fund also serve on the Fund's Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the period ended February 28, 2025, the compensation expense for the six Independent Directors of the Fund was $18,515 of which $0 remains payable.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services Inc., or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of procedures for Affiliated Transactions in an effort to address potential conflicts of interest that could have arisen prior to registration under the 1940 Act.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period ended February 28, 2025, and the fiscal year ended August 31, 2024, were as follows:

	For the Six Months Ended February 28, 2025	For the Year Ended August 31, 2024
Common shares outstanding - beginning of year	7,918,799	7,917,519
Common shares issued as reinvestment of dividends	606	1,280
Common shares outstanding - end of period	7,919,405	7,918,799

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the six months ended February 28, 2025, was $3,500,000. Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the six months ended February 28, 2025, were $2,400,000. Reverse repurchase agreements entered into for the six months ended February 28, 2025, were $42,503,000.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

24	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

Weighted average interest rate at end of the period	4.55%
Maximum aggregate balance outstanding at any time during the period	$ 8,775,000
Average balance outstanding during the period	$ 7,048,365
Average interest rate during the period	5.20%

At February 28, 2025, the interest rate on reverse repurchase agreements was 4.55% with maturity on March 6, 2025. Interest rates on collateral ranged from 2.09% to 6.05% and maturity dates ranged from October 25, 2027, to June 18, 2040. The agreement to repurchase as of February 28, 2025, may be called by the counterparty before their maturity date.

At February 28, 2025, investment securities with fair values amounting to $7,781,835 were pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $21,293 at February 28, 2025.

At February 28, 2025, the details of the reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due To Counterparty (not less than zero)
South Street
Securities	$7,325,000	$–	$7,325,000	$–
Total	$7,325,000	$–	$7,325,000	$–

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $7,325,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under reverse repurchase agreements are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at February 28, 2025.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

Semi-Annual Report | February 28, 2025	25

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At February 28, 2025, the Fund had investments with an aggregate market value of $18,344,442 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at February 28, 2025, the Fund had investments with market values of $1,284,542 and $1,697,617, which were issued by United States issuers and are not guaranteed by the U.S. government.

The Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

26	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$219,617
Reclassification of realized gain (loss) on securities’ paydowns	81
Distributable net investment income for tax purposes	$219,698
Net realized gain on investments	$0
Reclassification of realized gain (loss) on securities’ paydowns	(81)
Net realized gain on investments, for tax purposes	$(81)

Semi-Annual Report | February 28, 2025	27

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$32,988,115
Gross appreciation	631,023
Gross depreciation	(564,148)
Net appreciation/(depreciation)	$66,875

For the period from September 1, 2024, to February 28, 2025, the Fund distributed $ 98,973 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at February 28, 2025, were as follows:

Undistributed net investment income, beginning of the year	$179,623
Distributable net investment income for the period	219,698
Dividends	(98,973)
Undistributed net investment income, end of the period	$300,348

Accumulated net realized loss on investments, beginning of the year	$(76,188,997)
Net realized gain on investments for the period	(81)
Accumulated net realized loss on investments, end of the period	$(76,189,078)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/accumulated losses are finalized at fiscal year-end.

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

28	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced.

Semi-Annual Report | February 28, 2025	29

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

February 28, 2025 (Unaudited)

These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. Since the Fund does not hold any derivatives as of February 28, 2025, SEC Rule 18f-4 has no impact on the Fund.

NOTE 13. SUBSEQUENT EVENTS

On March 28, 2025, the Board declared an ordinary net investment income dividend of $0.00208, per common share, totaling $16,496, which was paid on April 10, 2025, to common shareholders of record as of March 28, 2025.

The Fund has performed an evaluation of events occurring subsequent to February 28, 2025, through April 30, 2024, which is the date the financial statements were issued. Management has determined that there were no events that occurred during this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

30	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Other Information

February 28, 2025 (Unaudited)

Shareholder Meeting

Fiscal years ended August 31, 2021; August 31, 2022; and August 31, 2023

As announced at the 2021, 2022, and 2023 Annual Meetings, there is a dispute over the validity of proxies submitted for all such Annual Meetings. Therefore, whether quorum was present at all such Annual Meetings and the legal validity of the vote remains subject to legal challenge before the U.S. District Court for the District of Puerto Rico (the “District Court”). On July 12, 2024, the District Court entered judgment in favor of Ocean Capital. On July 16, 2024, the Fund, in addition to other funds, filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the U.S. Court of Appeals for the First Circuit (the “Court of Appeals”); the interim stay was granted on July 17, 2024. As of the date of this report, a decision is pending from the Court of Appeals regarding the solicitation of shareholders of the Fund and other funds by Ocean Capital, as well as the validity of certain proxies. All appellate briefs have been filed, and an oral argument hearing was held on September 10, 2024, in Boston.

Fiscal year ended August 31, 2024

The 2024 Annual Meeting of Shareholders (including adjournments thereof, the “2024 Annual Meeting”) was originally convened on December 19, 2024, and was subsequently adjourned to January 16, 2025, to solicit proxies from the Fund’s shareholders to achieve a quorum at the 2024 Annual Meeting.) The 2024 Annual Meeting was re-convened on January 16, 2025.

As announced at the 2024 Annual Meeting, there is a dispute over the validity of proxies submitted for the 2024 Annual Meeting. Therefore, whether quorum was present at the 2024 Annual Meeting and the legal validity of the vote remains subject to legal challenge before the District Court. On July 12, 2024, the District Court entered judgment in favor of Ocean Capital. On July 16, 2024, the Fund, in addition to other funds, filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the Court of Appeals; the interim stay was granted on July 17, 2024. As of the date of this report, an appeal is pending in the Court of Appeals regarding the solicitation of shareholders of the Fund and other funds by Ocean Capital, as well as the validity of certain proxies. All appellate briefs have been filed, and an oral argument hearing is scheduled for September 10, 2024, in Boston.

Subject to the foregoing, the voting results for the proposals considered at the 2024 Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Messrs. José Izquierdo and Brent D. Rosenthal to the Board of Directors to serve for a term expiring on the date of which the annual meeting of shareholders is held in 2027 or until their successors are elected and qualified. The Fund’s Directors whose terms did not expire at the 2024 Annual Meeting are Enrique Vila del Corral, Gabriel Pagán Pedrero, Jorge Vallejo, and Clotilde Pérez.

Messrs. Nido and Pellot’s terms of office expired in 2021. Messrs. Jose R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the shareholder meeting for 2021 Annual Meeting. If such votes are certified, Messrs. Nido and Pellot would cease to be directors and Messrs. Izquierdo, and Rosenthal would be elected as directors. Messrs. Vila and Pagan’s terms of office expired in 2022. Ms. Mojdeh Khaghan and Mr. Ethan A. Daniel received a plurality of the votes at the shareholder meeting for the 2022 Annual Meeting. If such votes are certified, Messrs. Vila and Pagán would cease to be directors and Ms. Khaghan and Mr. Daniel would be elected as directors. Ms. Clotilde Pérez and Mr. Jorge I. Vallejo’s term of office expired in 2023. Mr. Ian McCarthy and one of either Ms. Clotilde Pérez or Mr. Jorge I. Vallejo received a plurality of the votes at the shareholder meeting for 2023 Annual Meeting (as described below). If such votes are certified, one of either Ms. Pérez and Mr. Vallejo would cease to be directors, and Mr. McCarthy and one of either Ms. Pérez or Mr. Vallejo would be elected as directors.1

Semi-Annual Report | February 28, 2025	31

Puerto Rico Residents Tax-Free Fund, Inc.	Other Information

February 28, 2025 (Unaudited)

Name of Nominee	“For” Votes	“Withhold” Votes
Carlos Nido	556,081	13,433
Gabriel Pagan Pedrero	556,081	13,433
Jose R Izquierdo II	3,603,726	28,563
Brent D. Rosenthal	3,619,563	12,726

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT to the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

[1]	Because Ms. Pérez and Mr. Vallejo received an identical number of votes, the presiding officer of the meeting will cast a vote on their election prior to the certification of the vote.

32	(787) 764–1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund, Inc.	Privacy Policy

February 28, 2025 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,
●	Written and electronic correspondence,
●	Telephone contacts,
●	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),
●	Website visits,
●	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Semi-Annual Report | February 28, 2025	33

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue

Tenth (10th) Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

JPMorgan Chase Bank, N.A.

1111 Polaris Parkway

Columbus, Ohio 43240

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Enrique Vila del Corral

Chairman of the Board

Clotilde Pérez

Director

J. Gabriel Pagán Pedrero

Director

Carlos J. Nido

Director

Jorge I. Vallejo

Director

Luis M. Pellot

Director

Carlos Ubinas

President

William Rivera

Treasurer

Liana Loyola

Secretary

Jerald Wirzman

Chief Compliance Officer

Remember that:

●	Mutual Funds Shares are not bank deposits or FDIC insured.
●	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.
●	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. William Rivera, who replaced Mr. Leslie Highley as the Fund's Portfolio Manager effective January 14, 2025, and who was primarily responsible for the day-to-day portfolio management of the Fund as of January 14, 2025.

Mr. William Rivera has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 1987 and UBS Asset Managers of Puerto Rico since 2001, most recently as an Executive Director since 2011. He currently serves as Treasurer and Principal Financial Officer of the Puerto Rico Residents Family of Funds since 2022 and First Vice President of the UBS Puerto Rico Family of Funds since 2002, Treasurer and Principal Financial Officer of the UBS Puerto Rico Family of Funds (except the Short Term Investment Fund for Puerto Rico Residents) since 2015, and Treasurer and Principal Financial Officer of the Short Term Investment Fund for Puerto Rico Residents since 2025. Prior thereto, Mr. Rivera was First Vice President at Drexel Burnham Lambert from 1985 to 1987 and Assistant Vice President of Banco Popular Investments from 1980 to 1985. Mr. Rivera holds a Business Administration Degree from the University of Puerto Rico and is a SIFMA Graduate from the Securities Industry Institute at the Wharton School, University of Pennsylvania.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of February 28, 2025:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
William Rivera	Registered Investment Companies	20	$1.6 billion	0	$ 0
	Other Pooled Investment Vehicles	—	$ 0	0	$ 0
	Other Accounts	—	$ 0	0	$ 0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients' accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager's general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of the Portfolio Manager's annual cash bonus is based on the Fund's pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless the Portfolio Manager's tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund's performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager's supervisor taking into consideration a number of factors, including the Portfolio Manager's team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser's policies and procedures. The final factor influencing a portfolio manager's cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm's growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of February 28, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
William Rivera	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended February 28, 2025, there were no purchases made by or on behalf of the Registrant or any "affiliated purchaser", as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of shares or other units of any class of the Registrant's equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund's Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund's principal executive and principal financial officers have concluded that the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Fund's internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board of Directors.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Item applicable only to annual report on Form N-CSR.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund's principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund's principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

By:	/s/ Carlos Ubinas
Carlos Ubinas
President

Date:	May 8, 2025

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos Ubinas
Carlos Ubinas
President

By:	/s/ William Rivera
William Rivera
Treasurer

Date:	May 8, 2025